                                                  EXHIBIT (10)(iii) 21


                          AMENDED AND RESTATED
                 EXECUTIVE INCENTIVE COMPENSATION PLAN
                                 OF THE
                CENTRAL HUDSON GAS & ELECTRIC CORPORATION



           WHEREAS, Central Hudson Gas & Electric Corporation
("Company") established, effective January 1, 1993, an Executive
Incentive Compensation Plan ("Plan");

           WHEREAS, such Plan is applicable only to the Chairman of the Board and Chief Executive Officer;

           WHEREAS, the Board of Directors also proposes to make the Plan applicable to the President and Chief Operating Officer;

           WHEREAS, the Board of Directors proposes to make certain other technical amendments to the Plan;

           NOW, THEREFORE, the Plan is hereby amended and restated, effective January 1, 1995, and, as amended is hereby restated in its entirety as set forth in the attached Exhibit A.

           IN WITNESS WHEREOF, the undersigned Chairman of the Board and Chief Executive Officer of Central Hudson Gas &
Electric Corporation has signed this instrument this    day of
April, 1995 as duly authorized by resolution of the Board of Directors.







                                       JOHN E. MACK, III
                                   Chairman of the Board and
                                     Chief Executive Officer




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                          AMENDED AND RESTATED
                 EXECUTIVE INCENTIVE COMPENSATION PLAN
                                 OF THE
                CENTRAL HUDSON GAS & ELECTRIC CORPORATION



                         ARTICLE I.  DEFINITIONS


           1.01   "Company" shall mean Central Hudson Gas &
Electric Corporation.

           1.02   "Plan" shall mean the Central Hudson Gas &
Electric Corporation Executive Incentive Compensation Plan, originally effective January 1, 1993, and as last amended effective January 1, 1995.

           1.03 "Participant" shall mean the Chairman of the Board and Chief Executive Officer and/or the President and Chief
Operating Officer of the Central Hudson Gas & Electric
Corporation.

           1.04 "Compensation" shall mean the annual base rate of renumeration in effect for the Participant, including any deferrals under any Company plan or arrangement with the Company which defers recognition of income under the Internal Revenue Code of 1986, as amended. The amount of such Compensation generally will be determined at the Annual Meeting of the Board of Directors and will be effective as of April 1 of the year of such meeting.

           1.05 "Measurement period" shall mean each calendar year.

           1.06 "Incentive compensation" shall mean the amount of renumeration earned by the Participant and shall be based on the percentage earned in each category described and multiplied by the Participant's Compensation in effect at the time of the determination of the incentive compensation.


                       ARTICLE II.  APPLICABILITY


           2.01 This Plan shall be applicable to the Chairman of the Board and Chief Executive Officer and benefits under the Plan for such Participant shall be determined pursuant to the provisions of Article III of the Plan.




           2.02 This Plan shall be applicable to the President and Chief Operating Officer and benefits under the Plan for such Participant shall be determined pursuant to the provisions of
Article IV of the Plan.


           ARTICLE III.  BENEFITS - CHARIMAN OF THE BOARD AND
                                    CHIEF EXECUTIVE OFFICER


           3.01 Benefits to Participant. The Participant will be entitled to earn up to an additional 10% of the Participant's Compensation, for each calendar year completed, provided that the Company achieves certain results in the categories as specified below:

           I.   Shareholder Value

                The Participant shall earn up to 4% of
                Compensation if the Company's total shareholder return on its Common Stock outperforms the Company-selected peer comparison Index ("Index"), as shown in the Company's annual Proxy Statement.

                The following table sets forth the incentive that can be earned by such outperformance, as a percentage of Compensation:

                              Minimum Amount By Which
                Incentive     Company Must Outperform
                 Earned            the Index

                  4%                   10.0%
                  3%                    7.5%
                  2%                    5.0%
                  1%                    2.5%


           II.  Customer Electric and Gas Prices

                The Participant shall earn up to 3% of
                Compensation as follows:

                1) Up to 2.7% of Compensation shall be earned if the Company's residential electric price per kilowatt hour ("kwh"), including fuel and taxes, is lower than the average of the price per kwh of the six other New York State electric and gas utilities as of the first day of the year subsequent to the measurement period.




                2) .3% of Compensation shall be earned if the Company's typical residential gas prices as of the first day of the year subsequent to the measurement period are lower than the average of Regional No. 2 fuel oil prices during the measurement period.

                The following table sets forth the amount of incentive that can be earned with regard to residential electric prices, as a percentage of
                Compensation:

                                       Level of the Company's
                                    Typical Residential Electric
                                       Prices Below New York
           Amount of Incentive             State Average

                2.7%                              7.5%
                1.8%                              5.0%
                0.9%                              2.5%


          III.  Employee Safety

                The Participant shall earn 2% of Compensation if the Company has achieved a severity rate during the measurement period which is less than the Company's average of such rates during the previous five years. The severity rate is an index of employee lost-time days for work-related employee injuries and illnesses.

           IV.  Community Involvement

                The Participant shall earn 1% of Compensation if, based solely upon the judgment of the outside members of the Board of Directors, the Company has performed satisfactorily, during the measurement period, its leadership role in the community through a dedication to community activities.


                The Company's involvement in such community activities during the measurement period will be described in a report prepared by the Corporate
                Secretary.

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               ARTICLE IV.  BENEFITS - PRESIDENT AND CHIEF
                                        OPERATING OFFICER


           4.01 Benefits to Participant. The Participant will be entitled to earn up to an additional 10% of the Participant's Compensation, for each calendar year completed, provided that the Company achieves certain results in the categories as specified below:

           I.   Shareholder Value

                The Participant shall earn up to 2% of
                Compensation if the Company's total shareholder return on its Common Stock outperforms the Company-selected peer comparison index ("Index"), as shown in the Company's annual Proxy Statement.

                The following table sets forth the incentive that can be earned by such outperformance, as a percentage of Compensation:

                                   Minimum Amount By Which
                    Incentive      Company Must Outperform
                    Earned              the Index

                        2.0%                10.0%
                        1.5%                 7.5%
                        1.0%                 5.0%
                        0.5%                 2.5%

           II.  Customer Electric and Gas Prices and Reliability

                The Participant shall earn up to 4% of
                Compensation as follows:

                A.    Customer Electric and Gas Prices:

                      The Participant shall earn up to 2% of
                      Compensation as follows:

                      1)   Up to 1.8% of Compensation shall be
                           earned if the Company's residential
                           electric price per kilowatt hour
                           ("kwh"), including fuel and taxes, is
                           lower than the average of the price per
                           kwh of the six other New York State
                           electric and gas utilities as of the
                           first day of the year subsequent to the
                           measurement period.





                      2)   .2% of Compensation shall be earned if
                           the Company's typical residential gas
                           prices as of the first day of the year
                           subsequent to the measurement period are lower than the average of Regional No. 2 fuel oil prices during the measurement period.

                      The following table sets forth the amount of incentive that can be earned with regard to residential electric prices, as a percentage of Compensation:

                                        Level of the Company's
                                    Typical Residential Electric
                                        Prices Below New York
                Amount of Incentive         State Average

                      1.8%                  7.5%
                      1.2%                  5.0%
                      0.6%                  2.5%

                B.    Reliability

                      The Participant shall earn up to 2% of
                      Compensation if the Company has achieved equivalent customer minutes which are less than the Company's average of such minutes during the previous five years. The equivalent customer minutes is a measure of the average time that each of the Company's customers is without electric service, and for the purposes of this Plan, shall be calculated without consideration of the impact of weather-related storms.

          III.  Employee Safety

                The Participant shall earn 3% of Compensation as follows:

                A.    Severity

                      The Participant shall earn 1% of Compensation if the Company has achieved a severity rate during the measurement period which is less
                      than the Company's    average of such rates
                      during the previous five years. The severity rate is an index of employee lost-time days for work-related employee injuries and illnesses.



                B.    Frequency

                      The Participant shall earn 2% of Compensation if the Company has achieved a recorded frequency rate during the measurement period which is less than the Company's average of such rate during the previous five years.
                      The recorded frequency rate is an index of the number of recordable cases of work-related employee injuries and illnesses.

           IV.  Community Involvement

                The Participant shall earn 1% of Compensation if, based solely upon the judgment of the outside members of the Board of Directors, the Company has performed satisfactorily, during the measurement period, its leadership role in the community through a dedication to community activities.


                The Company's involvement in such community activities during the measurement period will be described in a report prepared by the Corporate
                Secretary.


                      ARTICLE V.  BENEFIT PAYMENTS


           5.01  Determination of Incentive Award.  A
determination as to whether the Participant has earned an incentive compensation award will be made by the outside members of the Board of Directors within 90 days after the completion of the measurement period.

           5.02 Audit of Incentive Award. Prior to the payment of such incentive award, the Company's Internal Auditing Division shall audit the calculation of such incentive award and shall attest to the accuracy of such incentive award.

           5.03 Payment of Incentive Award. Payment of such incentive award, in the form of a lump sum cash payment, will be made within 30 days of the determination of the award.







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